SECURITIES AND EXCHANGE COMMISSION


                       WASHINGTON, DC 20549


                             FORM 8-K

                          CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934



                          July 24, 1997

        (Date of Report, date of earliest event reported)



                            VALCOR, INC.

      (Exact name of Registrant as specified in its charter)
      Delaware             33-63044             74-2678674

     (State or other        (Commission         (IRS Employer
     jurisdiction of        File Number)        Identification
     incorporation)                             No.)


      5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697

     (Address of principal executive offices)     (Zip Code)



                         (972) 233-1700

       (Registrant's telephone number, including area code)



                         Not applicable

      (Former name or address, if changed since last report)

Item 5:  Other Events


            On July 24, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7:  Financial Statements,  Pro Forma  Financial Information

            and Exhibits


    (c)  Exhibit
            Item No.             Exhibit Index


              99.1     Press release dated July 24, 1997
                           issued by the Registrant

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALCOR, INC.
                                 (Registrant)



                                 By: /s/ Bobby D. O'Brien

                                      Bobby D. O'Brien
                                      Vice President




Date:  July 24, 1997